PSMC 2020-2 TRUST ABS-15G

Exhibit 99.8

EXECUTIVE SUMMARY

PSMC 2020-2

Description of the due diligence performed

Overview of the assets that were reviewed

Edge Mortgage Advisory Company, LLC (“EdgeMAC”) performed an independent third-party due diligence review of 325 loans acquired by AIG Home Loan 1, LLC, AIG Home Loan 2, LLC, AIG Home Loan 3, LLC, AIG Home Loan 4, LLC, and AIG Home Loan 5, LLC (the “Client”). The review was performed between April 2020 through May 2020.

Sampling of assets

EdgeMAC follows the nationally recognized statistical rating organizations, NRSRO(s), criteria. For all originators, EdgeMAC, LLC performed review on 100% of the loans. The loan population was 325 loans for an aggregate principal balance of $239,173,442.00.

The review was conducted in accordance with the following NRSRO(s) Third Party Due Diligence Criteria:

Identity of NRSRO	Title and Date of Criteria
Fitch Ratings, Inc.	U.S. RMBS Rating Criteria September 27, 2019
Kroll Bond Rating Agency, LLC	U.S. RMBS Rating Methodology, July 6, 2016

Data integrity and methodology

EdgeMAC performed data integrity analysis on all loans in the sample by comparing the information supplied on the data tape against the source documents in the loan file. All discrepancies are reported on the Final Tape Compare Report.

The data comparison consisted of the following data fields:

Data Comparison Fields
amortizationType
appraisalCompany
appraisalDate
appraisedValue
appraiserLicenseNumber
appraiserName
approvedAppraisedValue
ausFindings
borrowerCitizenship
borrowerFirstName
borrowerLastName
borrowerMaritialStatus
borrowerQualifiedScore
borrowerSSN
borrowerTotalIncome
city
cltV_TLTV
coBorrowerCitizenship
coBorrowerFirstName
coBorrowerLastName
coBorrowerMaritialStatus
coBorrowerQualifyingScore
coBorrowerSSN
coBorrowerTotalIncome
county
existingSubFinancingPresent
firstMortgagePI
firstTimeHomeBuyer
hazardInsurance
hcltv
hoaFees
initialNoteRate
initialPIPayment
lienPosition
loanAmount
loanPurpose
loanTermMonths
loanType
ltv
newSubFinancingPresent
numberOfUnits
occupancyStatus
originalLoanAmount
primaryHousingExpenseIncome
propertyType
qualifiedMortgage
refinancePurpose
representativeCreditScore
salesPrice
secondAppraisalDate
secondAppraisedValue
secondLevelOfPropertyReview
secondMortgagePI
state
streetAddress
taxes
totalCashOutAmount
totalCosts
totalIncomeAllBorrowers
totalObligationsIncome
verifiedAssets
yearBuilt
zip

Underwriting Conformity

EdgeMAC performed a review of all loan files, as supplied by the Client, to determine whether the loans were originated in accordance with the Client’s underwriting guidelines, eligibility requirements, Ability to Repay (ATR), Qualified Mortgage and Appendix Q requirements (where applicable), criteria and other requirements, noting any exceptions and compensating factors. The review included, where applicable, the following items:

Conformance to Ability to Repay (ATR) standards – EdgeMAC reviewed each loan to validate that borrower’s ability to repay was assessed based on employment and credit/repayment history, income and assets, projected monthly payment and current obligations, debt to income ratio, and other information provided to support ability to repay prior to originating the loan.

An evaluation of Qualified Mortgage and Appendix Q requirements, if applicable – Based on the information provided, EdgeMAC reviewed each loan to determine that it satisfies all requirements for a Qualified Mortgage, if designated as such, including an evaluation of points of fees, risk factors associated with the loan terms, re-calculation of debt to income and a review of all income and assets.

Credit, Income, Assets and Employment

A.	Validate that the appropriate employment and income documentation, such as pay stubs, W-2 Forms, tax returns and IRS tax transcripts, and bank statements, was provided and used to qualify the borrower according to guidelines. Recalculate the borrower’s income and debt to determine the appropriate debt to income ratio in accordance with the guidelines. Make a reasonable assessment of whether there are any indications that income documentation may be fraudulent.

B.	Validate that assets used to qualify the borrower match the documentation in the file and the information used to calculate down payment, closing costs, and reserves meet program guideline requirements.

C.	Review exceptions, compensating factors and underwriter comments, if available.

D.	Review program guidelines against the loan approval for discrepancies such as:

1.	Employment requirements;

2.	Income requirements;

3.	Asset requirements

E.	Review the loan approval against all supporting documentation and loan application to verify accuracy

F.	Review the initial loan application against the final loan application or other loan applications found in the file to validate the application was signed, properly completed and to expose discrepancies.

G.	Confirm that credit report(s) and verification of mortgage or rental history, when required, have been provided for all borrowers/guarantors, are consistent with loan approval, and meet guideline requirements. Verify whether any fraud alerts are listed on the credit reports and make a reasonable assessment of whether the borrower’s profile adheres to applicable guidelines.

H.	Review the loan file for inconsistencies based on information derived from source documentation provided in the loan file, for the purposes of identifying misrepresentations contained in the loan file, including with respect to occupancy and mortgage liabilities.

Occupancy, Taxes, Title and Insurance

A.	Review source documents for consistency with regard to subject property occupancy intent.

B.	Review the title report for possible judgments and other liens that may have existed upon origination; verify chain of title, as required by guidelines.

C.	Verify and validate the file contains sufficient property insurance coverage as required by guidelines; confirm property insurance policy contains appropriate mortgagee clause. For subject properties located in a Special Flood Hazard Area where flood insurance is required, verify and validate the file contains sufficient flood insurance coverage as required by guidelines and that flood insurance policy contains appropriate mortgagee clause.

D.	Review property details on appraisal including a review for ineligible properties.

Property Valuation Review

EdgeMAC reviewed all loans to validate the original appraisal report was provided in the loan file and that it is substantially complete. The evaluation included the following components:

A.	Review the original appraisal report to ensure the valuation was performed by a licensed appraiser and in accordance with guidelines,

B.	Verify subject property type meets applicable guidelines,

C.	Note any exceptions to stated value or appraisal guidelines,

D.	Verify value used to calculate LTV/CLTV and note any deviations,

E.	Verify the appraisal report matches loan documents, and

F.	Review additional valuation products in the file; if there is a 10% variance, Client is notified and an additional independent valuation product will be obtained.

Regulatory Compliance Review

EdgeMAC’s Regulatory Compliance analysis is intended to expose certain potential risk associated with the loans examined. It is strictly limited to the review scope outlined below and is based solely on the accuracy of the documentation and data supplied by the Client or other agreed upon third parties. The review findings are not guaranteed to encompass all critical elements related to the underwriting, origination or regulatory compliance status of the loans examined. Further, the findings are not to be construed as guidance on future indicators of positive or negative performance.

EdgeMAC performed a review of all loans supplied by the Client to verify all documentation provided is complete and complies with all applicable federal and state regulatory requirements, in addition to following the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (now the Structured Finance Association or “SFA”) (the “SFIG Compliance Review Scope”) and the advice of outside counsel. As it relates to TILA-RESPA Integrated Disclosures (“TRID”) testing, EdgeMAC works with outside counsel on an ongoing basis to understand and interpret compliance regulations based on recent guidance by the Consumer Financial Protection Bureau (the “CFPB”) that has created deviations in the TRID review scope and related exceptions/cures. Our TRID related review scope, outlined below and not performed for investment properties, will continue to be amended where appropriate as future guidance and rules are published. EdgeMAC’s conclusions are representative of our best efforts to identify material risks and exceptions associated with each loan based on interpretation of the continually evolving regulations. EdgeMAC maintains an active dialogue with outside counsel, our Clients, Rating Agencies, SFA and other parties when interpreting compliance regulations and amending our review scope to accurately expose the risk associated with a loan. However, no guaranties can be made that the Review includes all areas of risk that may be present in the Transaction. In addition to the foregoing, EdgeMAC utilizes the ComplianceAnalyzer tool by ComplianceEase.

EdgeMAC does not employ personnel who are licensed to practice law in the various jurisdictions and the findings set forth in the reports prepared by EdgeMAC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to EdgeMAC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the clients that have engaged EdgeMAC to prepare their reports pursuant to their instructions and guidelines. Client acknowledges and agrees that the scoring models applied by EdgeMAC are designed to identify potential risk and the Client assumes sole responsibility for determining the suitability of the information for its particular use.

EdgeMAC reviewed each loan to validate compliance with the following federal and state regulatory requirements, whenever applicable.

A.	Truth In Lending Act - 12 CFR §1026 (“TILA”)

1.	Federal TILA

a.	Finance Charge Test (12 CFR §1026.18(d)(1)

i.	It is understated by no more than $100; or

ii.	It is greater than the amount required to be disclosed

b.	Rescission Finance Charge Test (12 CFR §1026.23(h)(2)i)

i.	It is understated by no more than $35; or

ii.	It is greater than the amount required to be disclosed

iii.	Rescission Total of Payments Test (12 CFR §1026.23(h)(2)(ii)

iv.	Is understated by no more than $35; or

v.	Is greater than the amount required to be disclosed

c.	Foreclosure Rescission Finance Charge and Total of Payments Tests(12 CFR §1026.23(h)

d.	APR Test 12 CFR §1026.22(a)(2), (4)

i.	The disclosed annual percentage rate (APR) is considered accurate because it is not more than 1/8 of 1 percentage (for regular transactions) or 1/4 of 1 percentage (for irregular transactions) point above or below the APR as determined in accordance with the actuarial method; or

ii.	The disclosed APR results from the disclosed finance charge, and the disclosed finance charge is considered accurate under §1026.18(d)(1) (the finance charge test), or for purposes of rescission the disclosed finance charge is considered accurate under §1026.23(g) or (h) (the rescission finance charge test or the foreclosure rescission finance charge test), whichever applies

e.	Right of Rescission Test (12 CFR §1026.23(a)(3), §1026.15(a)(3),

i.	The funding date is not before the third business day following consummation

ii.	The consumer may exercise the right to rescind until midnight of the third business day following consummation

iii.	Validate Right of Rescission Notice was provided and the correct form was used

f.	Dual Broker Compensation Test (12 CFR §1026.36(d)(2)

i.	If any loan originator receives compensation directly from a consumer in a consumer credit transaction secured by a dwelling, no loan originator shall receive compensation, directly or indirectly, from any other person other than the consumer in connection with the transaction for loan origination activities

g.	Loan Originator Credits Test (12 C.F.R. §1026.36(d)(1))

i.	Test that the initial disclosure (GFE/TIL/LE) does not contain any broker fees paid by the broker

h.	Financing of Single Premium Credit Insurance Test (12 CFR §1026.36 (i))

i.	A creditor may not finance, directly or indirectly, any premiums or fees for credit insurance in connection with a consumer credit transaction secured by a dwelling (including a home equity line of credit secured by the consumer's principal dwelling

2.	TIL Disclosure (Pre-TRID)

a.	TIL Disclosure Date Test (12 CFR §1026.17(b),1026.19(a)

i.	The loan is a mortgage transaction subject to the Real Estate Settlement Procedures Act (12 U.S.C. §2601 et seq.) that is secured by the consumer's dwelling; and

ii.	The initial TIL disclosure date is not later than the third business day (counting days on which the creditor's offices are open to the public for carrying on substantially all of its business functions) after the creditor receives the consumer's written application; and

iii.	The initial TIL disclosure date is not later than the seventh business day (counting all calendar days except Sunday and specified legal public holidays) before consummation of the transaction, or the application date of the loan is before July 30, 2009; and

iv.	The loan is a "residential mortgage transaction" subject to the Real Estate Settlement Procedures Act (12 U.S.C. §2601 et seq.); and

v.	The initial TIL disclosure date is before consummation or three business days after the creditor receives the consumer's written application, whichever is earlier; and

vi.	Test the final TIL disclosure and any re-disclosed TIL(s); and

vii.	The final TIL disclosure is properly executed; and

viii.	The final TIL disclosure and any re-disclosed TIL(s) is properly completed

3.	TILA RESPA Integrated Disclosures (TRID)

a.	Initial Loan Estimate Delivery Date Test (from application) (12 CFR §1026.19(e)(1)(iii)(A))

i.	The creditor shall deliver or place in the mail the disclosures required under §1026.19(e)(1)(i) (provision of loan estimate form) not later than the third business day after the creditor receives the consumer's application

b.	Initial Loan Estimate Delivery Date Test (prior to consummation) (12 CFR §1026.19(e)(1)(iii)(B))

i.	The creditor shall deliver or place in the mail the disclosures required under §1026.19(e)(1)(e)(1)(i) (provision of loan estimate form) not later than the seventh business day before consummation of the transaction

c.	Loan Estimate (12 CFR §1026.19 and 37)

i.	Verify applicable sections of the disclosure determined to carry assignee liability were accurately completed

ii.	Verify final Loan Estimate was provided to borrower prior to the Closing Disclosure

d.	Written List of Service Providers (SSPL) Disclosure Date Test (12 CFR §1026.19(e)(1)(vi))

i.	If the consumer is permitted to shop for a settlement service, the creditor shall provide the consumer with a written list identifying available providers of that settlement service and stating that the consumer may choose a different provider for that service. The creditor must identify at least one available provider for each settlement service for which the consumer is permitted to shop. The creditor shall provide this written list of settlement service providers separately from the disclosures required by §1026.19(e)(1)(e)(1)(i) but in accordance with the timing requirements in §1026.19(e)(1)(e)(1)(iii)

e.	Your Home Loan Toolkit (§1026.19)

i.	Verify there is evidence that the disclosure was provided to the borrower

ii.	Validate Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application

f.	Borrowers Intent to Proceed (§1026.19); (§1026.25)

i.	Verify there is evidence in the file indicating the borrowers intent to proceed

ii.	If the lender documents the borrowers intent to proceed on a standalone disclosure, validate the borrower signed and dated the disclosure

g.	Revised Loan Estimate Delivery Date Test (prior to consummation) (12 CFR §1026.19(e)(4)(ii))

i.	The creditor shall not provide a revised version of the disclosures required under §1026.19(e)(1)(i) on or after the date on which the creditor provides the disclosures required under §1026.19(f)(1)(i). The consumer must receive a revised version of the disclosures required under §1026.19(e)(1)(i) not later than four business days prior to consummation. If the revised version of the disclosures required §1026.19(e)(1)(i) is not provided to the consumer in person, the consumer is considered to have received such version three business days after the creditor delivers or places such version in the mail

h.	Valid Change of Circumstances Test

i.	The changed circumstance(s) form was provided and the reason for re-disclosure is:

a.	Changed circumstance affecting settlement charges; or

b.	Changed circumstance affecting eligibility; or

c.	Revisions requested by the consumer; or

d.	Expiration of initial loan estimate; or

e.	Delayed settlement date on a construction loan for new construction transactions only; or

f.	The date the rate was set was not provided and Interest rate dependent charges change once the interest rate is locked;" or

g.	The reason for re-disclosure is "Decrease in charges affecting settlement or eligibility, a consumer-requested revision, or other non-tolerance-related re-disclosure;" or

h.	The initial loan estimate was not delivered timely

i.	Initial Closing Disclosure Delivery Date Test (12 CFR §1026.19(f)(1)(ii))

i.	The creditor shall ensure that the consumer receives the disclosures required under paragraph §1026.19(f)(1)(i) no later than three business days before consummation

j.	Closing Disclosure Test (12 CFR §1026.19 and 38)

i.	Verify applicable sections of the disclosure determined to carry assignee liability were accurately completed

k.	Revised Closing Disclosure Delivery Date Test (waiting period vs. no waiting period required) (12 CFR §1026.19(f)(2)(i) & (ii))

i.	If the disclosures provided under §1026.19(f)(1)(i) become inaccurate before consummation, the creditor shall provide corrected disclosures reflecting any changed terms to the consumer so that the consumer receives the corrected disclosures at or before consummation

ii.	If the consumer determines that the extension of credit is needed to meet a bona fide personal financial emergency, the consumer may modify or waive the three-business-day waiting period for the revised closing disclosure after receiving the disclosures

l.	TRID Tolerance Testing - Charges That Cannot Increase Test (12 CFR §1026.19(e)(3)(i))

i.	An estimated closing cost disclosed pursuant to §1026.19(e) is in good faith if the charge paid by or imposed on the consumer does not exceed the amount originally disclosed under §1026.19(e)(1)(i)

m.	TRID Tolerance Testing - Charges That in Total Cannot Increase More Than 10% Test (12 CFR §1026.19(e)(3)(ii))

i.	The aggregate amount of charges for third-party services and recording fees paid by or imposed on the consumer does not exceed the aggregate amount of such charges disclosed under §1026.19(e)(1)(i) by more than 10 percent

n.	TRID Tolerance Testing - Lender Credits That Cannot Decrease Test (12 CFR §1026.19(e)(3)(i))

i.	An estimated closing cost disclosed pursuant to §1026.19(e) is in good faith if the charge paid by or imposed on the consumer does not exceed the amount originally disclosed under §1026.19(e)(1)(i)

o.	TRID Reimbursement Amount Test (12 CFR §1026.19(f)(2)(v))

i.	Refunds related to the good faith analysis. If amounts paid by the consumer exceed the amounts specified under §1026.19(e)(3)(i) or (ii), the creditor complies with §1026.19(e)(1)(i) if the creditor refunds the excess to the consumer no later than 60 days after consummation

p.	TRID Reimbursement Date Test (12 CFR §1026.19(f)(2)(v))

i.	Refunds related to the good faith analysis. If amounts paid by the consumer exceed the amounts specified under §1026.19(e)(3)(i) or (ii), the creditor complies with §1026.19(e)(1)(i) if the creditor refunds the excess to the consumer no later than 60 days after consummation

q.	Disclosure of Escrow Account (§1026.38(l)(7)

i.	If the loan indicates an escrow account will be established

a.	Verify all amounts disclosed in the Projected Payments Table are accurate (§1026.38)(c); (§1026.37(c)

b.	Verify all amounts disclosed in the Estimated Taxes, Insurance and Assessments (ETIA) are accurate (§1026.37(c)(4),(5)

c.	Verify all amounts disclosed in Section G – Initial Escrow Payment and Closing are accurate (§1026.37(g)(3)

d.	Verify all amounts disclosed in the Escrow Account Section are accurate (§1026.38(l)(7)

ii.	If the loan indicates an escrow account will not be established

a.	Verify all amounts disclosed in the Projected Payments Table are accurate (§1026.38(c); (§1026.37(c)

b.	Verify all amounts disclosed in the Estimated Taxes, Insurance and Assessments (ETIA) are accurate (§1026.37(c)(4), (5)

c.	Verify all amounts disclosed in the Escrow Account Section are accurate (§1026.38(l)(7)

r.	Disclosure of Seller Paid Closing Costs (§1026.38(t)(5)(v)(B)

i.	In transactions involving a seller, validate whether the lender disclosed all costs being paid by the seller on the borrowers Closing Disclosure

ii.	If seller paid fees are present on the borrower’s Closing Disclosure, review the seller’s Closing Disclosure or alternative documentation for accuracy of disclosure

s.	Post-consummation Event and Revised Closing Disclosure Delivery Date Test

i.	The post-consummation revised closing disclosure delivery date is not more than 60 calendar days after the consummation date, or closing / settlement date if no consummation date was provided; and

ii.	The provided reimbursement date is not more than 60 calendar days after the consummation date, or closing / settlement date if no consummation date was provided

t.	Non-numeric Clerical Error and Post-consummation Revised Closing Disclosure Delivery Date Test (12 CFR §1026.19(f)(2)(iv))

i.	A creditor does not violate §1026.19(f)(1)(i) if the disclosures provided under §1026.19(f)(1)(i) contain non-numeric clerical errors, provided the creditor delivers or places in the mail corrected disclosures no later than 60 days after consummation

u.	Loan Calculation Test on the Closing Disclosure (12 CFR §1026.38)

i.	Finance Charge

ii.	Amount Financed

iii.	Total of Payments

iv.	Total Interest Percentage

4.	Qualified Mortgage / Ability To Repay – Dodd Frank

a.	Classification of QM designated loan

i.	Validate whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage

ii.	Determination of conformity thresholds (Safe Harbor or Rebuttable Presumption

b.	Negative Amortization Loan (12 CFR 1026.43(e)(2)(i)(A))

i.	A qualified mortgage is a covered transaction that provides for regular periodic payments that are substantially equal, except for the effect that any interest rate change after consummation has on the payment in the case of an adjustable-rate or step-rate mortgage, that does not result in an increase of the principal balance

c.	Interest Only Loan (12 CFR 1026.43(e)(2)(i)(B))

i.	A qualified mortgage is a covered transaction that provides for regular periodic payments that are substantially equal, except for the effect that any interest rate change after consummation has on the payment in the case of an adjustable-rate or step-rate mortgage, that does not allow the consumer to defer repayment of principal

d.	Balloon Payment Loan (12 CFR 1026.43(e)(2)(i)(C))

i.	A qualified mortgage is a covered transaction that provides for regular periodic payments that are substantially equal, except for the effect that any interest rate change after consummation has on the payment in the case of an adjustable-rate or step-rate mortgage, that does not result in a balloon payment

e.	Loan Term (12 CFR 1026.43(e)(2)(iii))

i.	A qualified mortgage is a covered transaction for which the loan term does not exceed 30 years

f.	Points and Fees (12 CFR §1026.43(e)(3))

i.	Points and fees do not exceed the qualified mortgage points and fees threshold

g.	DTI (12 CFR §1026.43(e)(2)(vi))

i.	The ratio of the consumer's total monthly debt to total monthly income at the time of consummation does not exceed 43 percent, calculated in accordance with Appendix Q

h.	Prepayment Penalty (12 CFR 1026.43(g))

i.	A covered transaction must not include a prepayment penalty unless:

a.	The prepayment penalty is otherwise permitted by law; and the transaction:

b.	Has an annual percentage rate that cannot increase after consummation;

c.	Is a qualified mortgage under paragraph (e)(2), (e)(4), or (f) of this section; and

d.	Is not a Higher Priced Mortgage Loan, as defined in § 1026.35(a)

5.	Home Ownership and Equity Protection Act – HOEPA (Sections 32)

a.	Federal HOEPA coverage (12 CFR §1026.32(a)(1)(i), (ii)

i.	Tests that the loan is/is not secured by the consumer's principal dwelling; or

ii.	Tests that the loan is/ is not an open-end credit plan; or

iii.	That the application date of the loan occurs before/ after the effective date of October 1, 1995; or

iv.	That the date the creditor received application occurs on or after January 10, 2014, the effective date of the High-Cost Mortgage amendments

b.	High-Cost Mortgage APR threshold test (12 CFR §1026.32(a)(1)(i)(A), (C))

i.	The loan is secured by a first-lien transaction, and the annual percentage rate (APR) does not exceed the Average Prime Offer Rate by more than 6.5%; or

ii.	The loan is a subordinate-lien transaction, and the annual percentage rate (APR), does not exceed the Average Prime Offer Rate by more than 8.5%

c.	High-Cost Mortgage Points and Fees Threshold Test (12 CFR §1026.32(a)(1)(ii)(A), (B))

i.	The total points and fees does not exceed allowable limits per the given loan amount

d.	High-Cost Mortgage Prepayment Penalty Threshold Test (12 CFR §1026.32(a)(1)(iii))

i.	The loan contract or open-end credit agreement does not allow the creditor to charge:

a.	A prepayment penalty more than 36 months after consummation or account opening; or

b.	Prepayment penalties that can exceed, in total, more than 2 percent of the amount prepaid

e.	High-Cost Mortgage (12 CFR §1026.32(a)(1))

f.	High-Cost Mortgage Repayment Ability Test (12 CFR §1026.34(a)(4), 1026.43)

g.	Other high-costs tests pursuant to (12 CFR §1026.32(a)(1))

i.	Timing of disclosures

ii.	Balloon payment

iii.	Negative amortization

iv.	Prepayment penalty

v.	Pre-loan counseling

vi.	Late charges

vii.	Grace period

viii.	Financing of points and fees

6.	Higher Priced Mortgage Loan – HMPL (section 35)

a.	Higher Priced Mortgage Loan test (12 CFR §1026.35(a)(1))

b.	Higher Priced Mortgage Loan required escrow account test (12 CFR §1026.35(a)(1), (b)(2)(i)(A))

c.	Higher Priced Mortgage Loan prepayment term test

d.	Higher Priced Mortgage Loan escrow account test (12 CFR §1026.35(a))

7.	Prohibited Acts – Brokers Comp

a.	Broker Compensation Test (12 CFR §1026.36(d)(2)

i.	If any loan originator receives compensation directly from a consumer in a consumer credit transaction secured by a dwelling:

a.	No loan originator shall receive compensation, directly or indirectly, from any person other than the consumer in connection with the transaction; and

b.	No person who knows or has reason to know of the consumer-paid compensation to the loan originator (other than the consumer) shall pay any compensation to a loan originator, directly or indirectly, in connection with the transaction

8.	Nationwide Mortgage Licensing System (NMLS) Tests (12 CFR §1026.36)

a.	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

b.	verify the data against the NMLSR database, as available

B.	Real Estate Settlement Procedures Act – 12 CFR §1024 (“RESPA”)

1.	Federal RESPA

a.	Homeownership Counseling Organizations Disclosure Date Test (12 CFR §1024.20(a))

i.	Not later than three business days after a lender, mortgage broker, or dealer receives an application, or information sufficient to complete an application, the lender must provide the loan applicant with a clear and conspicuous written list of homeownership counseling organizations that provide relevant counseling services in the loan applicant's location

ii.	The list of homeownership counseling organizations distributed to each loan applicant under this section shall be obtained no earlier than 30 days prior to the time when the list is provided to the loan applicant

a.	Good Faith Estimate Disclosure Test (12 CFR §1024.7)

i.	Not later than 3 business days after a loan originator (broker or lender) receives an application for a federally related mortgage loan, or information sufficient to complete an application, the loan originator must provide the applicant with a GFE

b.	Good Faith Estimate Disallowed Credit and Charge test (GFE Block 2)

i.	Looks for any amounts entered for both a loan discount fee and a yield spread premium or a lender credit

ii.	Only one charge or one credit affecting the interest rate is allowed under the new RESPA regulations

C.	Equal Credit Opportunity Act – 12 CFR §1002 (“ECOA”)

1.	ECOA Valuation Rule (12 CFR §1002.14(a)(1))

a.	Review all applicable loans for the Disclosure of Right to Receive a Copy of Appraisals. Validate if the customer(s) waived their right to receive copies of their appraisals three business days prior to consummation/account opening

b.	Review all applicable loans for proof that lender delivered copies of appraisals and other written valuations three business days before consummation (closed-end), or account opening (open-end)

c.	If the customer(s) waived their right to receive copies of their appraisals three business days prior to consummation/account opening, review the Post-Closing submission for an Acknowledgment of Receipt of Appraisal Report, or other proof that the lender provided provide the copies either at, or prior to, consummation or account opening

d.	State Specific tests (varies by state and applicability, by at a minimum includes);

i.	Consumer / Home Loan tests

ii.	High cost tests

iii.	Higher Priced Mortgage Loan tests

iv.	APR threshold tests

v.	Points and fees threshold tests

vi.	Cover loan tests

vii.	Negative Amortization tests

viii.	Prepayment tests

Document Review

EdgeMAC reviewed all mortgage loan files supplied and verified that the following documents, if applicable, were included in the file and that the data on the documents was consistent:

●	Final and Initial Application (1003)

●	Loan Approval / 1008 / Fannie Mae Desktop Underwriter (DU)

●	Guaranty Agreement

●	Occupancy Affidavit

●	Business Purpose Affidavit

●	Loan Estimates and Closing Disclosures

●	Sales Contract

●	Mortgage/Deed of Trust

●	Note

●	Junior Lien Information

●	Subordination Agreement

●	Lease Agreements

●	Income Documentation

●	Employment Documentation

●	Lease Agreements

●	Asset Documentation

●	Credit Reports

●	4506T/Tax Documentation

●	Change of Circumstance Documentation

●	Disclosures: Right of Rescission, Net Tangible Benefit and FACTA

●	Appraisal Valuation Reports

●	Title/Preliminary Title

●	Flood and Hazard Insurance Policies

●	Flood Certificates

Other review and methodology

Not applicable.

Summary of findings and conclusions of review

Below provides the summary of the review findings:

Final Overall Grade Summary

Overall	# of Mortgage Loans	% of Mortgage Loans
A	251	77.23%
B	74	22.77%
Total	325	100.00%

Credit Grade Summary

Credit	# of Mortgage Loans	% of Mortgage Loans
A	301	92.62%
B	24	7.38%
Total	325	100.00%

Compliance Grade Summary

Compliance	# of Mortgage Loans	% of Mortgage Loans
A	271	83.38%
B	54	16.62%
Total	325	100.00%

Property Grade Summary

Property	# of Mortgage Loans	% of Mortgage Loans
A	324	99.69%
B	1.31%
Total	325	100.00%

Exception Summary

Below provides a summary of the individual exceptions based on the general categories of Credit, Compliance, and Property.

Credit Exception Categories	Exception Count	Exception Grade C	Exception Grade B
Credit - General Underwriting Guideline Violation	24	0	24
Credit - Income and Assets	4	0	4
Credit - Credit	2	0	2
Credit - Legal Documentation	1	0	1
Total	31		31

Compliance Exception Categories	Exception Count	Exception Grade C	Exception Grade B
Compliance - Regulatory Compliance	62	0	62
Total	62		62

Property Exception Categories	Exception Count	Exception Grade C	Exception Grade B
Property - Collateral	1	0	1
Total	1		1

Data Integrity Summary

The table below provides a summary of the data compare results:

Field Name	# of Discrepancies	% Accuracy
amortizationType	0	100.00%
appraisalCompany	0	100.00%
appraisalDate	0	100.00%
appraisedValue	0	100.00%
appraiserLicenseNumber	5	98.46%
appraiserName	3	99.08%
approvedAppraisedValue	66	79.69%
ausFindings	4	98.77%
borrowerCitizenship	0	100.00%
borrowerFirstName	1	99.69%
borrowerLastName	0	100.00%
borrowerMaritialStatus	4	98.77%
borrowerQualifiedScore	3	99.08%
borrowerSSN	2	99.38%
borrowerTotalIncome	16	95.08%
city	0	100.00%
cltV_TLTV	4	98.77%
coBorrowerCitizenship	0	100.00%
coBorrowerFirstName	1	99.69%
coBorrowerLastName	1	99.69%
coBorrowerMaritialStatus	0	100.00%
coBorrowerQualifyingScore	1	99.69%
coBorrowerSSN	3	99.08%
coBorrowerTotalIncome	6	98.15%
county	1	99.69%
existingSubFinancingPresent	0	100.00%
firstMortgagePI	0	100.00%
firstTimeHomeBuyer	0	100.00%
hazardInsurance	5	98.46%
hcltv	1	99.69%
hoaFees	1	99.69%
initialNoteRate	0	100.00%
initialPIPayment	0	100.00%
lienPosition	0	100.00%
loanAmount	0	100.00%
loanPurpose	2	99.38%
loanTermMonths	0	100.00%
loanType	0	100.00%
ltv	3	99.08%
newSubFinancingPresent	0	100.00%
numberOfUnits	0	100.00%
occupancyStatus	0	100.00%
originalLoanAmount	0	100.00%
primaryHousingExpenseIncome	42	87.08%
propertyType	1	99.69%
qualifiedMortgage	26	92.00%
refinancePurpose	2	99.38%
representativeCreditScore	1	99.69%
salesPrice	0	100.00%
secondAppraisalDate	6	98.15%
secondAppraisedValue	2	99.38%
secondLevelOfPropertyReview	2	99.38%
secondMortgagePI	0	100.00%
state	0	100.00%
streetAddress	0	100.00%
taxes	4	98.77%
totalCashOutAmount	13	96.00%
totalCosts	1	99.69%
totalIncomeAllBorrowers	28	91.38%
totalObligationsIncome	65	80.00%
verifiedAssets	62	80.92%
yearBuilt	15	95.38%
zip	0	100.00%
Total	403	98.03%

General Loan Population Summary

Property State	Loan Count	% of Loans	Original Balance	% of Balance
AR	1.31%		$797,250.00	.33%
AZ	26	8.00%	$16,610,245.00	6.94%
CA	103	31.69%	$82,351,109.00	34.43%
CO	10	3.08%	$6,963,300.00	2.91%
CT	1.31%		$512,000.00	.21%
DC	1.31%		$815,000.00	.34%
FL	15	4.62%	$10,087,338.00	4.22%
GA	14	4.31%	$10,021,445.00	4.19%
HI	1.31%		$1,100,000.00	.46%
ID	1.31%		$612,800.00	.26%
IL	5	1.54%	$3,104,170.00	1.30%
IN	2.62%		$1,225,000.00	.51%
LA	2.62%		$1,700,000.00	.71%
MA	2.62%		$1,682,000.00	.70%
MD	3.92%		$2,092,875.00	.88%
ME	1.31%		$673,200.00	.28%
MI	2.62%		$1,233,582.00	.52%
MN	8	2.46%	$5,458,488.00	2.28%
MT	1.31%		$559,960.00	.23%
NC	8	2.46%	$5,631,452.00	2.35%
NH	1.31%		$685,000.00	.29%
NJ	2.62%		$1,875,000.00	.78%
NM	1.31%		$960,000.00	.40%
NV	5	1.54%	$3,545,676.00	1.48%
NY	1.31%		$902,000.00	.38%
OH	1.31%		$521,356.00	.22%
OK	1.31%		$859,158.00	.36%
OR	18	5.54%	$12,742,470.00	5.33%
PA	1.31%		$628,000.00	.26%
RI	1.31%		$777,000.00	.32%
SC	2.62%		$1,156,152.00	.48%
TN	7	2.15%	$4,977,002.00	2.08%
TX	24	7.38%	$15,386,887.00	6.43%
UT	7	2.15%	$5,972,364.00	2.50%
VA	11	3.38%	$7,594,400.00	3.18%
WA	35	10.77%	$27,359,763.00	11.44%
Total	325	100.00%	$239,173,442.00	100.00%

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	325	100.00%	$239,173,442.00	100.00%
Total	325	100.00%	$239,173,442.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	325	100.00%	$239,173,442.00	100.00%
Total	325	100.00%	$239,173,442.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Purchase	125	38.46%	$91,122,276.00	38.10%
Refinance - cash out	20	6.15%	$14,151,250.00	5.92%
Refinance - rate and term	180	55.38%	$133,899,916.00	55.98%
Total	325	100.00%	$239,173,442.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
240	9	2.77%	$6,398,250.00	2.68%
360	316	97.23%	$232,775,192.00	97.32%
Total	325	100.00%	$239,173,442.00	100.00%

Originator Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
Qualified Mortgage Safe Harbor	325	100.00%	$239,173,442.00	100.00%
Total	325	100.00%	$239,173,442.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
High Rise Condo (5+ stories)	1.31%		$575,630.00	.24%
Low Rise Condo (4 or fewer stories)	4	1.23%	$3,380,809.00	1.41%
PUD - Attached	6	1.85%	$4,120,400.00	1.72%
PUD - Detached	134	41.23%	$94,004,887.00	39.30%
Row or Townhouse	1.31%		$675,000.00	.28%
Single Family - Attached	2.62%		$1,630,000.00	.68%
Single Family - Detached	176	54.15%	$134,233,134.00	56.12%
Site Condo	1.31%		$553,582.00	.23%
Total	325	100.00%	$239,173,442.00	100.00%

Occupancy Type	Loan Count	% of Loans	Original Balance	% of Balance
Primary Residence	319	98.15%	$233,712,443.00	97.72%
Secondary Residence	6	1.85%	$5,460,999.00	2.28%
Total	325	100.00%	$239,173,442.00	100.00%